UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 9, 2018

SCHOOL SPECIALTY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24385	39-0971239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

W6316 Design Drive Greenville, Wisconsin 54942
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (920) 734-5712

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in

Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities

Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On April 9, 2018, School Specialty, Inc. (the “Company”) issued a presentation for the purposes of a microcap investor conference at which the Company participated.  This presentation contains substantially the same information as the previously issued 2017 Year-End Investor Presentations dated March 14, 2018 and March 23, 2018, except for the addition of new slides on pages 7 through 9 and page 14 and other administrative change.

This information is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  Further, the information in this Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

	Exhibit No.	Description

	99.1	MicroCap Investor Conference Presentation dated April 9, 2018

Forward-Looking Statements

This report and the information furnished herewith may contain statements concerning School Specialty’s future financial condition, results of operations, expectations, plans or prospects.  Such statements are forward-looking statements.  Forward-looking statements also include those preceded by or followed by words like “anticipate,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plan,” “projects,” “should,” “targets” and/or similar expressions.  These forward-looking statements are based on School Specialty’s estimates and assumptions as of the date of the information presented, and as such involve uncertainty and risk.  Forward-looking statements are not guarantees of future performance and actual results may differ materially from those contemplated by the forward-looking statements due to a number of factors, including those described in Item 1A. of School Specialty’s Annual Report on Form 10-K for the fiscal year ended December 30, 2017, which factors are incorporated herein by reference. Any forward-looking statement in this report and the information furnished herewith speaks only as of the date on which it is made.  Except as required under the federal securities laws, School Specialty does not intend to update or revise the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHOOL SPECIALTY, INC.

Dated: April 9, 2018	By: /s/ Kevin L. Baehler
Kevin L. Baehler Executive Vice President and Chief Financial Officer

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